UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2003

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street

Smithfield, Virginia 23430

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

Smithfield Foods, Inc. (the “Registrant”) hereby makes the following “Other Events” disclosure:

On April 25, 2003, the Registrant issued a press release announcing its expected earnings for the fiscal year ended April 27, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

Additional information regarding the Registrant is attached as Exhibit 99.2 to this report and is incorporated herein by reference. The Registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.

Exhibit Number	Description

99.1	Press release, dated as of April 25, 2003, announcing the Registrant’s expected earnings for the fiscal year ended April 27, 2003.

99.2	Additional information regarding the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC. (Registrant)

By:	/s/ DANIEL G. STEVENS
(Signature)

Daniel G. Stevens Vice President and Chief Financial Officer

Dated: May 12, 2003